Income Taxes	24 Months Ended
Oct. 31, 2012
Income Taxes

11. Income Taxes

The domestic and foreign components of Income (loss) from continuing operations before income taxes consist of the following for the years ended October 31:

(in millions)	2012	2011	2010
Domestic	$(893)	$362	$214
Foreign	(218)	73	124

Income (loss) from continuing operations before income taxes	$(1,111)	$435	$338

The components of Income tax benefit (expense) consist of the following for the years ended October 31:

(in millions)	2012	2011	2010
Current:
Federal	$(2)	$(3)	$30
State and local	(11)	1	(4)
Foreign	4	(47)	(33)

Total current expense	(9)	(49)	(7)

Deferred:
Federal	(1,841)	1,380	—
State and local	(137)	108	—
Foreign	207	(22)	(16)

Total deferred benefit (expense)	(1,771)	1,466	(16)

Total income tax benefit (expense)	$(1,780)	$1,417	$(23)

A reconciliation of statutory federal income tax benefit (expense) to recorded income tax benefit (expense) is as follows for the years ended October 31:

(in millions)	2012	2011	2010
Federal income tax benefit (expense) at the statutory rate of 35%	$389	$(155)	$(118)
State income taxes, net of federal benefit	(6)	(4)	(3)
Alternative minimum taxes	—	—	29
Credits and incentives	10	27	2
Adjustments to valuation allowances	(2,207)	1,499	73
Medicare subsidies	—	—	6
Foreign operations	(17)	(19)	(11)
Adjustments to uncertain tax positions	11	42	5
Subpart F income	—	(1)	(17)
Non-controlling interest adjustment	17	19	16
Other	23	9	(5)

Recorded income tax benefit (expense)	$(1,780)	$1,417	$(23)

During the year ended October 31, 2012, we recognized income tax expense of $1,973 million, including discontinued operations, for the increase in the valuation allowance on our U.S. deferred tax assets partially offset by a benefit of $189 million from the release of a significant portion of our valuation allowance on our Canadian deferred tax assets.

During the year ended October 31, 2011, we recognized an income tax benefit of $1,537 million from the release of valuation allowances on our U.S. deferred tax assets, an income tax benefit of $42 million from the resolution of tax audits in various jurisdictions and higher credits due to the reinstatement of research and development credits retroactive to January 1, 2010. In 2012, our effective tax rate differed from the U.S. statutory rate primarily due to the impact of the increase in the allowance on our U.S. deferred tax assets partially offset by the impact of the release of valuation allowances on our Canadian deferred tax assets. In 2011, our effective tax rate differed from the U.S. statutory rate primarily due to the release of valuation allowances on our U.S. deferred tax assets.

Undistributed earnings of foreign subsidiaries were $507 million at October 31, 2012. Domestic income taxes have not been provided on these undistributed earnings because they are considered to be permanently invested in foreign subsidiaries. It is not practicable to estimate the amount of unrecognized deferred tax liabilities, if any, for these undistributed foreign earnings.

The components of the deferred tax asset (liability) at October 31 are as follows:

(in millions)	2012	2011
Deferred tax assets attributable to:
Employee benefits liabilities	$1,419	$1,369
Net operating loss (“NOL”) carry forwards	583	273
Product liability and warranty accruals	457	262
Research and development	49	74
Tax credit carry forwards	218	208
Other	285	294

Gross deferred tax assets	3,011	2,480
Less: Valuation allowances	2,664	344

Net deferred tax assets	$347	$2,136

Deferred tax liabilities attributable to:
Goodwill and intangibles assets	$(77)	$(107)
Other	(54)	(39)

Total deferred tax liabilities	$(131)	$(146)

At October 31, 2012, deferred tax assets attributable to NOL carry forwards include $319 million attributable to U.S. federal NOL carry forwards, $95 million attributable to state NOL carry forwards, and $169 million attributable to foreign NOL carry forwards. If not used to reduce future taxable income, U.S. federal NOLs are scheduled to expire beginning in 2025. State NOLs can be carried forward for initial periods of 5 to 20 years, and are scheduled to expire in 2013 to 2032. Approximately one half of our foreign net operating losses will expire, beginning in 2029, while the balance has no expiration date.

There are $61 million of NOL carry forwards relating to stock option tax benefits which are deferred until utilization of our net operating losses. These tax benefits will be allocated to Additional paid-in capital when recognized. The majority of our tax credits can be carried forward for initial periods of 20 years, and are scheduled to expire in 2013 to 2032. Alternative minimum tax credits can be carried forward indefinitely.

A valuation allowance is required to be established or maintained when, based on currently available information, it is more likely than not that all or a portion of a deferred tax asset will not be realized. The guidance on accounting for income taxes provides important factors in determining whether a deferred tax asset will be realized, including whether there has been sufficient taxable income in recent years and whether sufficient income can reasonably be expected in future years in order to utilize the deferred tax asset.

We have evaluated the need to maintain a valuation allowance for deferred tax assets based on our assessment of whether it is more likely than not that deferred tax benefits will be realized through the generation of future taxable income. Appropriate consideration is given to all available evidence, both positive and negative, in assessing the need for a valuation allowance. In the fourth quarter of 2012 our evaluation resulted in the determination that a significant additional valuation allowance on our U.S. deferred tax assets was required, due in part to our current domestic performance, which include continued fourth quarter deterioration and cumulative losses as of October 31, 2012, risks associated with our strategy for meeting 2010 Environmental Protection Agency (“EPA”) emissions standards, and significant fourth quarter warranty charges. The qualitative and quantitative analysis of current and expected domestic earnings, industry volumes, tax planning strategies, and general business risks resulted in a more likely than not conclusion of not being able to realize a significant portion of our deferred tax assets. For additional discussion on risks associated with our strategy for meeting 2010 EPA emissions standards see section Meeting U.S. Federal and State 2010 Emissions Standards Requirements of Note 14, Commitments and Contingencies.

In the second quarter of 2012, our evaluation resulted in the determination that a significant portion of our valuation allowance on our Canadian deferred tax assets could be released. The qualitative and quantitative analysis of current and expected earnings, industry volumes, tax planning strategies, and general business risks resulted in a more likely than not conclusion of being able to realize a significant portion of our Canadian deferred tax assets. We have begun to realize the benefits of the shift in our Canadian business model from a truck manufacturer to a truck distributor, combined with our existing Parts business, which is expected to continue in the foreseeable future. As a result of our analysis, we recognized an income tax benefit of $189 million from the release of valuation allowances.

We continue to maintain valuation allowances on certain other foreign deferred tax assets that we believe, on a more-likely-than-not basis, will not be realized based on current forecasted results. For all remaining deferred tax assets, while we believe that it is more likely than not that they will be realized, we believe that it is reasonably possible that additional deferred tax asset valuation allowances could be required in the next twelve months.

The total deferred tax asset valuation allowances increased by $2.3 billion in 2012 from $344 million to $2.7 billion. In the event we released all of our valuation allowances all would impact tax expense.

During 2011, we conducted an evaluation and determined that a significant portion of our valuation allowance on our U.S. deferred tax assets could be released and as a result, we recognized an income tax benefit of $1.5 billion and an adjustment to Additional paid in capital of $45 million for the release of the valuation allowances on our U.S. deferred tax assets during the fiscal year. The qualitative and quantitative analysis of current and expected domestic earnings, industry volumes, tax planning strategies, and general business risks resulted in a more likely than not conclusion of being able to realize a significant portion of our U.S. deferred tax assets. We had been able to sustain positive cumulative earnings despite record low industry volumes during 2011 and the previous three years. Industry volumes increased during 2011 and the increase in volume was expected to continue in the foreseeable future. In addition, we successfully diversified our business offerings and customer base to be less dependent on the traditionally cyclical truck industry.

We recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the consolidated financial statements from such a position are measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. As of October 31, 2012 and 2011, the amount of liability for uncertain tax positions was $49 million and $82 million, respectively. The liability at October 31, 2012 of $49 million can be reduced by $10 million for offsetting tax benefits associated with the correlative effects of potential transfer pricing adjustments. If the unrecognized tax benefits are recognized, all but $6 million would impact our effective tax rate. However, to the extent we continue to maintain a full valuation allowance against certain deferred tax assets, the effect may be in the form of an increase in the deferred tax asset related to our net operating loss carry forward, which would be offset by a full valuation allowance.

Changes in the liability for uncertain tax positions during the year ended October 31, 2012 are summarized as follows:

(in millions)	2012
Liability for uncertain tax positions at November 1	$82
Increase as a result of positions taken in prior periods	12
Increase as a result of positions taken in the current period	2
Settlements	(46)
Lapse of statute of limitations	(1)

Liability for uncertain tax positions at October 31	$49

We recognize interest and penalties related to uncertain tax positions as part of Income tax benefit (expense). Total interest and penalties related to our uncertain tax positions resulted in an income tax benefit of $11 million and an expense of $2 million for the years ended October 31, 2012 and 2011, respectively.

We have open tax years back to 2005 with various significant taxing jurisdictions including the U.S., Canada, Mexico, and Brazil. In connection with the examination of tax returns, contingencies may arise that generally result from differing interpretations of applicable tax laws and regulations as they relate to the amount, timing, or inclusion of revenues or expenses in taxable income, or the sustainability of tax credits to reduce income taxes payable. We believe we have sufficient accruals for our contingent tax liabilities. Annual tax provisions include amounts considered sufficient to pay assessments that may result from examinations of prior year tax returns, although actual results may differ. While it is probable that the liability for unrecognized tax benefits may increase or decrease during the next twelve months, we do not expect any such change would have a material effect on our financial condition, results of operations, or cash flows.